Exhibit 99.1

EXECUTION COPY

IMS HEALTH INCORPORATED

LIMITED WAIVER AND FIRST AMENDMENT TO

MASTER NOTE PURCHASE AGREEMENT

$150,000,000 5.55% Senior Notes, Series 2006-A, due April 27, 2016

$105,000,000 5.58% Senior Notes, Series 2008-A, Tranche 1, due February 6, 2015

$135,000,000 5.99% Senior Notes, Series 2008-A, Tranche 2, due February 6, 2018

Dated as of February 22, 2010

To the Holders of the Senior Notes

    of IMS Health Incorporated

    Named in the Attached Schedule I

Ladies and Gentlemen:

Reference is made to the Master Note Purchase Agreement dated as of April 27, 2006, as supplemented by the First Supplement to Master Note Purchase Agreement dated as of February 6, 2008 (as supplemented the “Note Agreement”) between IMS Health Incorporated, a Delaware corporation (the “Company”), and you pursuant to which the Company issued $390,000,000 aggregate principal amount of its Senior Notes, consisting of (i) $150,000,000 5.55% Senior Notes, Series 2006-A, due April 27, 2016; (ii) $105,000,000 5.58% Senior Notes, Series 2008-A, Tranche 1, due February 6, 2015; and (iii) $135,000,000 5.99% Senior Notes, Series 2008-A, Tranche 2, due February 6, 2018 (collectively, the “Notes”). You are referred to herein individually as a “Holder” and collectively as the “Holders.” Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Note Agreement, as amended by this Limited Waiver and First Amendment to Master Note Purchase Agreement (this “First Amendment”).

In connection with, and upon the closing of, the proposed acquisition of the Company by a newly formed holding company created at the direction of TPG Capital, L.P. and CPP Investment Board Private Holdings Inc. and their respective affiliates pursuant to which the Company shall continue as the surviving corporation, the Company intends to enter into a $2,000,000,000 senior secured tranche term loan facility and a $275,000,000 senior secured revolving credit facility and issue $1,000,000,000 principal amount of senior unsecured notes. The Company requests that the Holders consent to a waiver and amendments to the Note Agreement relating to the prepayment of the Notes in connection with the Transactions.

In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Holders agree as follows:

1.	LIMITED WAIVER

The Holders waive any breach by the Company of Section 9.6 (Priority), Section 10.1 (Consolidated Debt Ratio), Section 10.2 (Fixed Charge Coverage Ratio), Section 10.3 (Priority Debt), Section 10.4 (Limitation on Liens), Section 10.5 (Merger, Consolidation, etc.) and Section 10.6 (Sale of Assets) of the Note Agreement occurring as a result of the Transactions. These waivers shall be effective upon the closing of the Transactions (the “Transaction Closing Date”) and shall expire at 11:00 p.m. New York time on the first Business Day following the Transaction Closing Date. These waivers are limited to their terms and shall not constitute a waiver of any other term, condition, representation or covenant under the Note Agreement or any of the other agreements, documents or instruments executed and delivered in connection therewith.

2.	AMENDMENT OF NOTE AGREEMENT

2.1        Amendment of Section 8.3.    Section 8.3 of the Note Agreement is amended and restated to read in its entirety as follows:

8.3         Prepayment in Connection with the Transactions.

(a)        Mandatory Prepayment. Not later than one Business Day after the date on which the closing of the Transactions occurs (the “Transaction Closing Date”), the Company shall prepay all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner (any such disclosed beneficial owner being identified on Schedule I to the First Amendment) shall mean such beneficial owner) on the Prepayment Date (as defined below), at 100% of the principal amount so prepaid, plus accrued and unpaid interest on the Notes accrued to the date of prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount (in aggregate, the “Prepayment Amount”). Any prepayment made pursuant to this Section 8.3(a) shall be made in accordance with the provisions of Section 14.

(b)        Notices.  On February 24, 2010, the Company will send to each holder notice (the “Prepayment Notice”) under this Section 8.3 specifying (i) the date on which the Company intends to make the mandatory prepayment in accordance with this Section 8.3 (which shall be a Business Day not earlier than February 25, 2010 and not later than March 5, 2010) (the “Prepayment Date”), (ii) the aggregate principal amount of the Notes to be prepaid, (iii) the principal amount of each Note held by such holder, (iv) the interest to be paid on the proposed Prepayment Date with respect to such principal amount being prepaid, and (v) the Make-Whole Amount due in connection with such prepayment (calculated using the Reinvestment Yield on the date of such notice and assuming that the Settlement Date in respect of the Notes will be the date of the proposed Prepayment Date set forth in such notice). The Prepayment Notice delivered in accordance with this Section 8.3(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth the details of the computation of the Make-Whole Amount specified in such Prepayment Notice. Subject to Section 8.3(c), the Prepayment Notice shall not be rescindable except in the event that the Company provides a certificate from a

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Responsible Officer to each holder certifying that efforts to effect the Transactions have ceased or been abandoned.

(c)      Deferral.    The obligation of the Company to prepay Notes pursuant to Section 8.3(a) is subject to and conditioned upon the closing of the Transactions and shall be void and of no force and effect in the event the Transaction Closing Date does not occur. In the event that the Transaction Closing Date does not occur on or prior to the proposed Prepayment Date set forth in the Prepayment Notice, by notice (the “Deferral Notice”) given to each holder, the Company may defer the prepayment until no later than 11:00 p.m. New York time on the first Business Day following the Transaction Closing Date but in no event earlier than the first Business Day following the Deferral Notice and no later than March 5, 2010 (and, so long as a new notice is not required pursuant to the terms of the immediately following sentence, the Make-Whole Amount need not be recalculated and shall be the same amount as set forth in the notice provided to holders of the Notes in accordance with Section 8.3(b)). Notwithstanding the foregoing, in the event that the prepayment has not been made within 5 Business Days after the original proposed Prepayment Date by virtue of the deferral provided for in this Section 8.3(c), the Make-Whole Amount shall be recalculated and in connection therewith, two Business Days prior to any new proposed Prepayment Date, the Company shall deliver to each holder of Notes a new notice and certificate of a Senior Financial Officer specifying the new proposed Prepayment Date and the recalculation of such Make-Whole Amount (which recalculation shall be done using the Reinvestment Yield on the date of such new notice and assuming that the Settlement Date in respect of the Notes will be the date of the proposed Prepayment Date set forth in such new notice) and the interest to be paid as of such new proposed Prepayment Date. The Company may continue to defer the Prepayment Date as provided in this Section 8.3(c) for so long as the First Amendment remains effective but in no event earlier than the first Business Day following the most recent Deferral Notice and no later than March 5, 2010.

(d)         Prepayment of other Senior Notes.  If a mandatory prepayment is required by this Section 8.3, then the Company agrees to prepay the Notes prior to or concurrently with the prepayment of the senior notes outstanding under the IMS Japan Master Note Purchase Agreement.

2.2      Defined Terms.  The following new definitions are added to Schedule B, in the appropriate alphabetical order:

“Deferral Notice” is defined in Section 8.3(c).

“IMS Japan Master Note Purchase Agreement” means the Master Note Purchase Agreement dated as of January 27, 2006, between IMS Japan K.K., the Company and the holders of notes party thereto, as amended from time to time.

“First Amendment” means the Limited Waiver and First Amendment to Master Note Purchase Agreement, dated as of February 22, 2010 among the Company and the holders of the Notes.

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“Prepayment Amount” is defined in Section 8.3(a).

“Prepayment Date” is defined in Section 8.3(b).

“Prepayment Notice” is defined in Section 8.3(b).

“Transaction Closing Date” is defined in Section 8.3(a).

“Transactions” means (i) the proposed acquisition of the Company by a newly formed holding company created at the direction of TPG Capital, L.P. and CPP Investment Board Private Holdings Inc. and their respective affiliates pursuant to which the Company shall continue as the surviving corporation, (ii) the proposed entry by the Company into a $2,000,000,000 senior secured term loan facility and a $275,000,000 senior secured revolving credit facility and (iii) the proposed issuance by the Company of $1,000,000,000 principal amount of senior unsecured notes.

3.	EFFECTIVE DATE

This First Amendment shall be deemed to have been effective as of the date set forth above upon the satisfaction of the following conditions:

3.1        Consent of Holders to First Amendment.    Execution by each Holder of Notes outstanding and receipt by the Holders of a counterpart of this First Amendment duly executed by the Company.

3.2        Expenses.    The Company shall have paid all fees and expenses of Foley & Lardner LLP, special counsel to the Holders.

4.	TERMINATION OF AMENDMENT

The First Amendment shall cease to be effective if the Company shall have provided evidence to the Holders that the Transactions have been abandoned or if the Transaction Closing Date has not occurred prior to March 5, 2010.

5.	MISCELLANEOUS

5.1        Representations of the Company.  The Company represents and warrants to the Holders that (a) the execution, delivery and performance by the Company of this First Amendment have been duly authorized by all necessary corporate action and (b) this First Amendment constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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5.2        Representations of Holders.    Each Holder represents and warrants to the Company that it or its nominee is the registered holder of the aggregate principal amount of Notes set forth opposite such Holder’s name on Schedule I to this First Amendment, and that it has full power and authority to execute and deliver this First Amendment with respect to the Notes set forth opposite such Holder’s name on Schedule I to this First Amendment.

5.3        Ratification.    Except as amended hereby, the Note Agreement, including the representations and warranties contained therein, shall remain in full force and effect and is ratified, approved and confirmed in all respects as of the date hereof.

5.4        Reference to and Effect on the Note Amendment.    Upon the effectiveness of this First Amendment, each reference in the Note Agreement and in other documents describing or referencing the Note Agreement to the “Agreement,” “Note Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended hereby.

5.5        Binding Effect.    This First Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

5.6        Governing Law.    This First Amendment shall be governed by and construed in accordance with New York law.

5.7        Counterparts; Facsimile.    This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument. Further, this First Amendment may be executed by facsimile signatures and such facsimile signatures shall be deemed to be the original signatures of the parties.

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IN WITNESS WHEREOF, the Company and the Holders have caused this First Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.

IMS HEALTH INCORPORATED

By:	/s/ Jeffrey J. Ford

Name:	Jeffrey J. Ford
Title:	Vice President & Treasurer

By:	/s/ John R. Walsh

Name:	John R. Walsh
Title:	S.V.P. Payor and Government

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

THE NORTHWESTERN MUTUAL
LIFE INSURANCE COMPANY

By:	/s/ Richard A. Strait

Name:	Richard A. Strait

Its Authorized Representative

THE NORTHWESTERN MUTUAL
LIFE INSURANCE COMPANY for its Group Annuity Separate Account

By:	/s/ Richard A. Strait

Name:	Richard A. Strait
Its Authorized Representative

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ C. Scott Inglis

Name:	C. Scott Inglis

Title:	Managing Director

METLIFE INVESTORS USA INSURANCE COMPANY

METLIFE INVESTORS INSURANCE COMPANY

METLIFE REINSURANCE COMPANY OF SOUTH CAROLINA f/k/a THE TRAVELERS

LIFE AND ANNUITY REINSURANCE COMPANY

By:	Metropolitan Life Insurance Company, its investment manager

By:	/s/ C. Scott Inglis

Name:	C. Scott Inglis

Title:	Managing Director

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Engin Okaya
Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Engin Okaya
Assistant Vice President

PRUCO LIFE INSURANCE COMPANY OF
NEW JERSEY

By:	/s/ Engin Okaya
Assistant Vice President

UNIVERSAL PRUDENTIAL ARIZONA
REINSURANCE COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By:	/s/ Engin Okaya
Vice President

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By:	/s/ Engin Okaya
Vice President

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

AVIVA LIFE AND ANNUITY COMPANY
(successor in interest to AMERICAN INVESTORS LIFE INSURANCE COMPANY)
(successor in interest to AVIVA LIFE INSURANCE COMPANY)

By:	Aviva Investors North America, Inc., its
authorized attorney-in-fact

By:	/s/ Roger D. Fors

Name:	Roger D. Fors

Title:	VP-Private Fixed Income

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC, as Investment Adviser

By:	/s/ Emeka Onukwugha

Name:	Emeka Onukwugha

Title:	Managing Director

HAKONE FUND II LLC
By:	Babson Capital Management LLC, as Investment Adviser

By:	/s/ Emeka Onukwugha

Name:	Emeka Onukwugha

Title:	Managing Director

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Ellen I. Whittaker

Name:	Ellen I. Whittaker

Title:	Senior Director, Private Placements

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Ellen I. Whittaker

Name:	Ellen I. Whittaker

Title:	Senior Director, Private Placements

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

TRANSAMERICA LIFE INSURANCE COMPANY
As successor by merger to Life Investors Insurance Company of America

By:	/s/ Debra R. Thompson

Name:	Debra R. Thompson

Title:	Vice-President

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

BANKERS LIFE AND CASUALTY COMPANY
CONSECO LIFE INSURANCE COMPANY
COLONIAL PENN LIFE INSURANCE COMPANY
CONSECO HEALTH INSURANCE COMPANY
WASHINGTON NATIONAL INSURANCE COMPANY

by:	40|86 Advisors, Inc. acting as Investment Advisor

By:	/s/ Timothy L. Powell

Name:	Timothy L. Powell

Title:	Vice President

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Violet Osterberg

Name:	Violet Osterberg

Title:	Assistant Vice President

By:	/s/ Diane W. Dales

Name:	Diane W. Dales

Title:	Assistant Secretary

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

MONUMENTAL LIFE INSURANCE COMPANY

By:	/s/ Debra R. Thompson

Name:	Debra R. Thompson
Title:	Vice-President

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael Bullock

Name:	Michael Bullock

Title:	VP, Private Placements

THE STATE LIFE INSURANCE COMPANY
By American United Life Insurance Company its agent

By:	/s/ Michael Bullock

Name:	Michael Bullock

Title:	VP, Private Placements

PIONEER MUTUAL LIFE INSURANCE COMPANY

By American United Life Insurance Company its agent

By:	/s/ Michael Bullock

Name:	Michael Bullock

Title:	VP, Private Placements

Schedule I

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

SENIOR HEALTH INSURANCE OF PENNSYLVANIA
(FKA CONSECO SENIOR HEALTH INSURANCE COMPANY)
By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere

Name:	Samuel Otchere

Title:	Vice President

Schedule I

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]